Recording requested by:
When Recorded Mail to:
Alan Pick, Trustee
c/o Joel M. Kantor, Esq.
1990 S. Bundy Drive, Suite 600
Los Angeles, CA 90025
Phone: (310) 442-5308
Fax: (310) 207-9762



                                  DEED OF TRUST
             WITH ASSIGNMENT OF RENTS AND REQUEST FOR SPECIAL NOTICE

                              Dated: July ___, 1997

     THIS DEED OF TRUST ("Trust Deed") dated above for reference purposes only is made by and between PACIFIC VIDEO, INC., a Delaware Corporation, herein called "Trustor", COMMONWEALTH LAND TITLE COMPANY, a California corporation, herein called "Trustee", and Alan Pick as Trustee under a certain Trust Indenture dated July ___, 1997 made for the benefit of the holders of the Series 1997 Short-Term Installment Line of Credit Notes (collectively "Notes") dated July ___, 1997, made by Laser-Pacific Media Corporation, a Delaware corporation, whose address is 523 West Sixth Street, Suite 1134, Los Angeles, California 90014, phone number (213) 624-1996 and fax number (213) 624-9073 herein called "Beneficiary."

     WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the City of Hollywood, County of Los Angeles, State of California, commonly referred to for reference purposes only as 823 - 835 North Seward Street, Hollywood, California, Assessor's Parcel Numbers 5533-24 - 2, 3, and 4 and as legally described in the attached Exhibit "A" ("Property") together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits and for the purpose of securing
(1) the performance of all obligations of Laser-Pacific Media Corporation, a Delaware corporation ("Maker") under the Notes, and all extensions, renewals and modifications thereof; (2) the performance of each agreement of Trust or incorporated by reference or contained herein; and (3) payment of additional sums and interest thereon which may hereafter be loaned or otherwise advanced to Maker, or any of each of its successors-in-interest, when evidenced by a promissory note(s) or other agreement(s) reciting that they are secured by this Trust Deed (collectively all the foregoing and each of them ("Agreements").

To protect the security of this Trust Deed and with respect to the Property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions contained in subdivisions A and B of that certain fictitious deed of trust recorded in Los Angeles County on October 30, 1961, in the book T2055 and at the page 899 of the Official Records in the office of the county recorder of the county where said property is located, which terms and provisions shall inure to and bind the parties hereto with respect to the Trust Property.

Said agreement, terms and provisions contained in said subdivision A and B are, by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length.

Said fictitious deed of trust is hereby supplemented and modified as herein provided. Any conflict between such fictitious deed of trust and the following shall be resolved in favor of the following provisions:

1. Notwithstanding the foregoing, Trustor absolutely and irrevocably assigns to the Trustee, in trust, all income, rents, issues, cash collateral, revenues, royalties, benefits and profits of the Trust Property from time to time accruing, including, without limitation, all payments under Leases or tenancies, proceeds of insurance, tenant security deposits and escrow funds (collectively, the "Rents"). The foregoing assignment is intended to be and is an absolute, present, unconditional assignment from Trustor to Trustee and is not intended and does not constitute either additional security or the passage of a security interest; provided, however, that Trustor shall have a license (hereinafter referred to as the "License") to cause collection of the Rents as they respectively become due, and to enforce all leases for the Trust Property, which license may be revoked by Trustee upon the occurrence of any default hereunder (after the expiration of all applicable notice and cure periods).

2. Trustor further irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, all right, title, interest and estate of Trustor(s) now owned, or hereafter acquired, in and to the Property and the following property, rights, interests and estates (collectively "Trust Property"):

     a. All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights, subdivision, development, building and other rights, applications and permits and other related contractual and other rights; all improvements, buildings, other structures and related items, including all wells, septic systems, irrigation systems, drainage systems, utility systems, security systems, all estates, rights, titles, interests, privileges, liberties, tenements, hereditament and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Property and the reversion and reversions, remainder and remainders; all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Property to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Trustor, or in which Trustor has or shall have an interest now or hereafter, in and to the Trust Property and every part and parcel thereof, with the appurtenances thereto;

     b. All affixed machinery, equipment and fixtures such as all heating, air conditioning, plumbing, lighting, other utility, security, irrigation, communications and elevator systems at, about or upon the Property, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Property (but exclusive of any machinery, equipment and fixtures used in Trustor's business and not customarily considered part of the Property);

     c. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Trust Property;

     d. All leases and other agreements affecting the use, enjoyment or occupancy of the Trust Property heretofore or hereafter entered into, or assigned, conveyed or transferred to Trustor ("Leases"), and all oil and gas or other mineral royalties, bonuses and rents, issues and profits from the Trust Property ("Rents") and all proceeds from the sale or other disposition of the Leases or the Rents and the right to receive and apply the Rents to the payment of the amounts secured hereby;

     e. All proceeds of, and all unearned premiums due from, all insurance policies covering the Trust Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Property; and

     f. All architectural and engineering drawings, plans and specifications; contractor, subcontractor, laborer, material and all other similar agreements; governmental applications, registrations, petitions, approval, permits, certificates, payments and deposits and all other similar items, instruments and documents relating to the Property and the development thereof.

3. The Trust Deed shall also secure each of the following:

     a. All advances made and expenses incurred, including all reasonable attorneys' fees to cure any breaches, defaults or events of default (in each case, only after the expiration of all notice and cure periods) under any senior or junior loans, trust deeds, mortgages, and/or other security instruments;

     b. All advances made and expenses incurred, including all reasonable attorneys' fees, to preserve, repair or maintain the Trust Property or any interest therein; and

     c. All late charges, prepayment penalties and all other similar items due under this Trust Deed, and any of the other Agreements.

4. Beneficiary shall be named as additional insured under all policies of insurance insuring the Trust Property or any part thereof ("Policies"), and Trustor shall promptly deliver to Beneficiary a certificate of insurance coverage in accordance herewith. All Policies shall be issued by an insurer reasonably acceptable to Beneficiary and duly qualified to do business within the State of California, and shall contain the standard mortgagee non-contribution clause and a provision for thirty (30) day prior written notice to Beneficiary of the cancellation, modification or expiration of any such Policies. No later than fifteen (15) days prior to the expiration date of each of the Policies, Trustor shall deliver to Beneficiary satisfactory evidence of the renewal of each of the Policies.

5. This Trust Deed is both a real property mortgage and a "security agreement" within the meaning of the California Uniform Commercial Code. The Trust Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Trustor in or to the Trust Property. Subject to the rights of any senior lienholders, Trustor by executing and delivering this Trust Deed has granted to Beneficiary and Trustee, as security for the amounts secured hereby, a security interest in the Trust Property. In the event any breach, default or event of default, allowing Beneficiary or Trustee to foreclose against any of the Trust Property, should occur under any of the Agreements, Beneficiary and Trustee, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the California Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Trust Property or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Trust Property. Upon request or demand of Beneficiary, Trustor shall at its expense assemble the Trust Property and make it available to Beneficiary and Trustee at a convenient place acceptable to Beneficiary. Trustor shall pay to Beneficiary and Trustee on demand any and all expenses, including all reasonable attorneys' fees and costs, incurred or paid by Beneficiary or Trustee in protecting its interest in the Trust Property and in enforcing the rights hereunder with respect to the Trust Property. Any notice of sale, disposition or other intended action by Beneficiary or Trustee with respect to the Trust Property sent to any Trustor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Trustor. The proceeds of any disposition of the Trust Property, or any part thereof, after a breach, default or event of default hereunder may be applied by Beneficiary to the payment of the amounts secured hereby in such priority as Beneficiary in its discretion shall deem proper. Concurrently herewith, Trustor shall execute and cause to be filed one or more UCC-1 financing statements with all governmental agencies necessary to perfect Beneficiary's security interest in the Trust Property (to the extent such security interest may be perfected by the filing of a UCC-1 financing statement). Trustor shall continue to maintain or cause to be maintained all such UCC-1 financing statements. Trustor shall advise Trustee and Beneficiary of any addition, change, transfer, sale, or other disposition, including any change of address or entity, (collectively and each of them "Transfer") of any of the Trust Property prior to any such Transfer and shall within ten (10) days after the Transfer record an amendment to the UCC-1, a UCC-2, or as otherwise required by applicable law, to perfect Beneficiary's interest in the proceeds and the items acquired therewith. Nothing herein is meant to approve of or consent to any such Transfer. In the alternative to the foregoing, and without any liability to Trustor or waiver of any right, remedy or other Claim, Trustor hereby appoints Beneficiary and Trustee, acting alone or in concert with each other, as its sole and exclusive attorney-in-fact with full power of nomination and substitution at Beneficiary's personal discretion to execute and cause to be recorded the UCC-1, UCC-2 and all other documents necessary in Beneficiary's opinion to perfect and maintain the security interests hereby created. PLEASE NOTE, ALL UCC FINANCING STATEMENTS MUST BE CONTINUED EVERY FIVE (5) YEARS BY FILING A UCC-2 WITHIN SIX (6) MONTHS PRIOR TO EACH FIVE (5) YEAR EXPIRATION PERIOD, AND BEFORE FORECLOSING, PLEASE REVIEW CALIFORNIA COMMERCIAL CODE SECTION 9501(4).

6. Trustor shall protect, reimburse, defend (by an attorney reasonably acceptable to Beneficiary), indemnify and save harmless Beneficiary, Trustee and each of their Representatives from and against all Claims imposed upon, suffered by, incurred by, or asserted against, Beneficiary, Trustee and/or any of their Representatives and arising from any state of facts or circumstances existing prior to Beneficiary acquiring title to the Property through foreclosure, a deed in lieu of foreclosure or otherwise or receipt of any Rents, including as a result of (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Trust Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways: (b) any use, non-use or condition in, on or about the Trust Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any failure on the part of Trustor to perform or comply with any of the terms of this Trust Deed; (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof; (e) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Trust Deed, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which the Trust Deed Loan is made; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials (hereinafter defined) on, from, or affecting the Trust Property or any other property; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (h) any investigation or lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (i) any violation of Laws, which are based upon or in any way related to such Hazardous Materials. With respect to any related Hazardous Materials matter, the costs Trustor are required to reimburse shall include all reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses including any and all appeals. Notwithstanding anything to the contrary and without any waiver of any obligation, right or benefit hereto, Beneficiary, at all times, shall have the right to fully participate in the defense of each related indemnity Claim and, in the event Trustor fails to assume the defense of any such Claim within a reasonable time after Beneficiary's demand therefor or fails to provide reasonably adequate security to secure the full and timely performance and payment of Trustor's indemnification obligations hereunder, the right to right to compromise or settle any indemnity Claim. In the event of such a settlement or compromise, Beneficiary shall not be entitled to any greater rights or remedies than Beneficiary would have obtained from Trustor hereunder had it not settled or compromised such Claim. Trustor shall at all times keep Beneficiary fully informed of all material information, status and problems relating to each respective indemnity Claim. Any amounts payable to Beneficiary, Trustee and each of their Representatives by reason of the application of this paragraph shall be secured by this Trust Deed and shall become immediately due and payable and shall bear interest at the maximum rate then permitted by law from the date loss or damage is sustained by Beneficiary, Trustee and/or any of their Representatives until paid. The obligations of Trustor under this paragraph shall be personal and shall survive any termination, satisfaction, assignment, judgment of foreclosure or delivery of a deed in lieu of foreclosure of this Trust Deed. The obligations and liabilities of Trustor under this section shall survive the foreclosure of this Trust Deed or the delivery of a deed in lieu of foreclosure unless and until otherwise terminated by operation of law or by written agreement of the Beneficiary.

7. Trustor hereby acknowledges and represents to Beneficiary that it is being adequately compensated for guaranteeing the obligations of the Maker under the Agreements.

8. Beneficiary is hereby relieved of any duty to warn or to disclose any such facts or information to Trustor concerning any of the Agreements, or the related transactions. Trustor assumes the obligation to keep itself informed of all facts, circumstances, obligations, acts or omissions involving the Maker, the Agreements and the related transactions. No partial or other disclosure or warning by Beneficiary or any of its Representatives shall be deemed an assumption of any such obligation and Trustor shall not be entitled to rely on any such disclosure or warning. Trustor agrees to and shall conduct its own independent investigation of all such matters and shall rely solely upon such independent investigation and not upon any statement, disclosure or warning of Beneficiary. Trustor hereby assumes the risks of keeping itself informed of the financial condition and operations of the Maker and hereby relieves Beneficiary and all its Representatives from all requirements of disclosure.

9. As used herein certain capitalized words shall have the meaning herein provided and if not provided herein then as provided in the Agreements. Any conflict between said capitalized words and any other meaning shall be resolved as herein provided. As used herein the term "Claim(s)" shall be deemed to include all claims (including all rights of subrogation), disputes, liabilities, debts, obligations, losses, damages (including all actual, general, compensatory, consequential, incidental, special, punitive or otherwise), demands, actions, judgments, orders, fines, penalties, forfeitures, liens, other encumbrances, costs (including all investigation and remedial costs), other charges, expenses (including all reasonable attorneys' fees and costs), and/or any other similar items, whether known, unknown, foreseeable, unforeseeable, absolute, contingent, liquidated, non-liquidated, direct, indirect, derivative, compensation, special, punitive or otherwise. As used herein, a "day" is a calendar day and a "business day" is a calendar day other than a Saturday or Sunday upon which the Office of the County Recorder of Los Angeles County is open and accepting documents for recording and the state and federal commercial banks are generally open for business. If provided herein that a party must act by a particular time, or an act is effective only if done by a particular time, and the last date for the doing or effectiveness of such act falls upon a day other than a business day, the time for the doing or effectiveness of such act shall be extended to the next succeeding business day. As used herein, the term "Hazardous Materials" shall include gasoline, petroleum products, explosives, radioactive materials, radon gas, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous, toxic or unsafe substance by any applicable Law, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 7401 et seq.) and in the regulations adopted and publications promulgated pursuant thereto. As used herein, the term "including", or any variation thereof, shall be construed as if followed by the phrase "without any limitation". As used herein the term, "Law" shall be deemed to mean all laws, statutes, regulations, rules, orders, directions, other entitlement, ordinances, judicial decision, requirements, procedures, permits, approval, orders, directions and guidelines whether imposed by federal, state, county, municipal or other governmental or quasi-governmental authority. As used herein, "person" or any variation thereof, shall mean any person, trust, corporation, partnership, limited liability company, other entity or governmental or quasi-governmental agency or body. As used herein the term a party's "Representative" shall be deemed to include, unless otherwise provided or not applicable, all owners, investors, partners, parent companies, subsidiaries, shareholders, directors, officers, employees, servants, representatives, agents, affiliates, associates, professional advisors, or any other similar or related persons and/or entities and any of their respective spouses, heirs, executors, administrators, successors, trustees, receivers, and assigns.

10. Miscellaneous. This Trust Deed shall be governed by and interpreted under the laws of California and shall wherever possible be given a reasonable, practical and workable interpretation so as to effect the general intentions of the Parties. Unless otherwise explicitly provided in writing, any conflicts between this Trust Deed and the Agreements, any other security or other related agreements or instruments or contrary conduct shall be resolved in favor of creating and maintaining the security interests and priority created by this Trust Deed. Time is of the essence and, unless stated otherwise, the time required in which to perform any act shall be ten (10) days. If Trustor consists of more than one person or entity, the obligations and liabilities of each such person hereunder shall be joint and several. No party shall be entitled to any advantages due to another party's legal representation or preparation of the Trust Deed. This Trust Deed, and any provisions hereof, shall not be modified, amended, waived, extended, changed, discharged or terminated orally, by any act or failure to act on the part of Trustee, Trustor or Beneficiary, or otherwise, except only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Nothing contained in this Trust Deed is meant to establish or shall be interpreted to mean that any relationship other than that of Trustor as debtor and Beneficiary as secured party or that any Beneficiary has or owes any Trustor any fiduciary or other relationship or duty of trust or disclosure nor shall any such relationships or duties be established between the Parties, except as explicitly agreed to in writing. It is the intention and agreement of the Parties hereto that this Trust Deed be legally binding and enforceable and shall comply with all applicable Laws. To the extent that any provision of this Trust Deed is declared non-enforceable, ambiguous, severable or contradictory, and to the extent it is commercially reasonable, said provision and this Trust Deed shall be deemed amended with such terms and conditions as to enforce the intention, terms and provisions of this Trust Deed. Each Party agrees to and shall perform any further acts and execute and deliver any further documents which may be necessary to carry out the provisions of this Trust Deed. This Trust Deed may be executed in any number of counterparts. Each shall be deemed an original and all shall constitute the same Trust Deed. The failure of any or all parties to initial each or any page of, or to fill in or otherwise complete any blank in, this Trust Deed shall not in any way affect its enforceability or validity.

11. In accordance with Section 2924b of the California Civil Code, request is hereby made by Beneficiary that a copy of any Notice of Default and a copy of any Notice of Sale and any similar instrument be mailed to the Beneficiary at the above set forth address. NOTICE: A copy of any notice of default and of any notice of sale will be sent only to the address contained in this recorded request. If your address changes, a new request must be recorded.

IN WITNESS HEREOF, the Deed Trust has been executed as of the dates set forth below and within the county of Los Angeles, State of California.

                                                 Signature of Trustor
                                                 Pacific Video, Inc.
                                                 a Delaware Corporation

                                                 Execution Date: July ___, 1997

                                                 By: __________________________
                                                     James R. Parks,
                                                     Chairman and CEO


                                                  By: _________________________
                                                      Robert McClain,
                                                      Chief Financial Officer
See next page for notary acknowledgments

STATE OF CALIFORNIA                 )
                                            )ss
COUNTY OF LOS ANGELES                  )

On ___________________, 1997 before me, ___________________________, Notary
Public in and for said State, personally appeared JAMES R. PARKS, personally known to me [or] [proven to me on the basis of satisfactory evidence] to be the person(s) whose name is/are subscribed to the within instrument and acknowledged that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.  (Seal)



Signature:___________________________



STATE OF CALIFORNIA                         )
                                                     )ss
COUNTY OF LOS ANGELES                  )

On ___________________, 1997 before me, __________________________, Notary
Public in and for said State, personally appeared ROBERT MCCLAIN, personally known to me [or] [proven to me on the basis of satisfactory evidence] to be the person(s) whose name is/are subscribed to the within instrument and acknowledged that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.  (Seal)



Signature:___________________________

                                   EXHIBIT "A"
                                       TO
                                  DEED OF TRUST

                          Legal Description of Property

                                   EXHIBIT "A"
                                       TO
                                  DEED OF TRUST

                          Legal Description of Property


THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES AND IS DESCRIBED AS FOLLOWS:
LOTS 5, 6, 7, 8, 10 AND 11 OF TRACT 4427, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 48, PAGE(S) 65 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL NO(S):  5533-24-2
               5533-24-3
               5533-24-4